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                                                                    EXHIBIT 99.2

                                                           OMB NUMBER: 3235-0569
                                                       EXPIRES: JANUARY 31, 2003


STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Neal J. Rider, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Fleming Companies, Inc., and, except as corrected or supplemented in a subsequent covered report:

      o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      o     report on Form 10-K filed on March 6, 2002 of Fleming Companies,
            Inc.;

      o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Fleming Companies, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      o     any amendments to any of the foregoing.

      /s/ Neal J. Rider                           Subscribed and sworn to
      --------------------                        before me this 12th day of
      Neal J. Rider                               August 2002.

      Date: August 12, 2002
            --------------                        /s/ Renee Greaves
                                                  -----------------
                                                  Notary Public State of Texas

                                                  Commission Expires
                                                  October 22, 2005
                                                  ----------------